345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
The Argentina Fund, Inc.

                                                                    June 6, 1995


To the Stockholders:

     The Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Fund") is to be held at 10:15 a.m., eastern time, on Tuesday, July 25, 1995 at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect three Directors, consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants, consider the approval of the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and its investment manager, Scudder, Stevens & Clark, Inc., and consider the approval of the continuance of the Sub-Advisory Contract between Scudder, Stevens & Clark, Inc. and its Argentine adviser, Sociedad General de Negocios y Valores S.A. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,


/s/Nicholas Bratt                            /s/Edmond D. Villani
Nicholas Bratt                               Edmond D. Villani
President                                    Chairman of the Board

- - --------------------------------------------------------------------------------
STOCKHOLDERS  ARE  URGED TO SIGN  THE  PROXY  CARD  AND MAIL IT IN THE  ENCLOSED
POSTAGE-PREPAID  ENVELOPE  SO AS TO  ENSURE A  QUORUM  AT THE  MEETING.  THIS IS
IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
- - --------------------------------------------------------------------------------

                            THE ARGENTINA FUND, INC.


                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Argentina Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 25, 1995 at 10:15 a.m., eastern time, for the following purposes:


            (1) To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

            (2) To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1995.

            (3) To approve or disapprove the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

            (4) To approve or disapprove the continuance of the Sub-Advisory Contract between Scudder, Stevens & Clark, Inc. and Sociedad General de Negocios y Valores S.A.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on May 30, 1995 are entitled to vote at the meeting and any adjournments thereof.



                                             By order of the Board of Directors,
                                                  Thomas F. McDonough, Secretary

June 6, 1995

- - --------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed  addressed  envelope  which requires no postage and is intended for your  convenience.  Your prompt  return of the enclosed  proxy card may save the
Fund the  necessity and expense of further  solicitations  to ensure a quorum at the Annual  Meeting.  If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
- - --------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Argentina Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 25, 1995, at 10:15 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 6, 1995, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2), which require the approval of a majority of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposals (3) and (4), which require the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on May 30, 1995, (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,244,879 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 1994, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund (Class of 1998) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class of 1998
- - -------------
Nominees to serve until 1998 Annual Meeting of Stockholders:

                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    April 30, 1995(1)     Class
        ----------              --------------------------                  --------    -----------------     -----
 Jose E. Rohm (49)*           Managing  Director,   Banco  General  de        1991             --               --
                              Negocios   (bank);    Director,    Banco
                              Comercial  and  Sulzer  Argentina  S.A.;
                              Member,     Chairman's     International
                              Advisory   Council,   Americas  Society;
                              Member,  International  Advisory  Board,
                              Chemical Bank.

 Ronaldo A. da Frota          Director  and Chief  Executive  Officer,       1991            1,000           less than
     Nogueira (56)            IMF Editora Ltda. (financial publisher).                                       1/4 of 1%
                              Mr.  Nogueira serves on the boards of an
                              additional   three   funds   managed  by
                              Scudder.

 Dr. Susan Kaufman            Managing   Director,   Council   of  the       1991              200           less than
     Purcell (52)             Americas;   Vice   President,   Americas                                       1/4 of 1%
                              Society;  Director,  Valero Energy Corp.
                              Dr.  Purcell  serves on the boards of an
                              additional two funds managed by Scudder.


                                       4

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Classes of 1996 and 1997 do not expire this year. The following table sets forth certain information regarding the Directors in such classes.


 Class of 1996
 -------------
 Directors serving until 1996 Annual Meeting of Stockholders:

                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    April 30, 1995(1)     Class
        ----------              --------------------------                  --------    -----------------     -----

 Edmond D. Villani (48)*+     Chairman  of the  Board;  President  and       1991            8,000           less than
                              Managing Director of Scudder,  Stevens &                                       1/4 of 1%
                              Clark,  Inc. Mr.  Villani  serves on the
                              boards of an additional 15 funds managed
                              by Scudder.

 Dr. Wilson Nolen (68)        Consultant;  Director,  Ecohealth,  Inc.       1991           10,432           less than
                              (biotechnology   company).   Dr.   Nolen                                       1/4 of 1%
                              serves on the boards of an additional 14
                              funds managed by Scudder.


                                       5

Class of 1997
- - -------------
Directors serving until 1997 Annual Meeting of Stockholders:

                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    April 30, 1995(1)     Class
        ----------              --------------------------                  --------    -----------------     -----

 Juris Padegs (63)*+          Vice  President;  Managing  Director  of       1991              --               --
                              Scudder,   Stevens  &  Clark,  Inc.  Mr.
                              Padegs   serves  on  the  boards  of  an
                              additional 27 funds managed by Scudder.

 Dr. Adalbert Krieger         Independent Economic Consultant; Member,       1991              --               --
     Vasena (75)              The  Academy of Economic  Sciences,  The
                              Council  of  the  Buenos   Aires   Stock
                              Exchange,  The Latin  American  Economic
                              Research Foundation (FIEL) and the Board
                              of  International   Center  of  Economic
                              Growth   (ICEG).

All Directors and Officers as a group                                                          19,734 (2)       less than
                                                                                                                1/4 of 1%

 *   Directors  considered by the Fund and its counsel to be "interested persons" (which as used in this proxy  statement  is as defined in the  Investment  Company  Act of
     1940,  as amended)  of the Fund or of the Fund's  investment  manager or  Argentine adviser.  Messrs. Villani and Padegs are deemed to be interested persons because of their affiliation with the Fund's  investment  manager,  Scudder,  Stevens & Clark,
     Inc.,  or because they are  Officers of the Fund or both.  Mr. Rohm is deemed to be an interested person because of his affiliation with the Fund's Argentine  adviser,
     Sociedad General de Negocios y Valores S.A.

 +   Messrs. Villani and Padegs are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2)  The total for the group includes 102 shares held with shared  investment and voting power.

     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1994, all filing requirements applicable to its Reporting Persons were complied with, except that Form 3 on behalf of Ricardo Cavanagh, Marcia Garcia, Margaret D. Hadzima, Richard A. Holt and Arturo Torres were filed late.

     According to a filing with the SEC on Schedule 13G on February 1, 1995, Fiduciary Trust Company International, Two World Trade Center, New York, New York 10048, beneficially owned 585,700 shares (6.36% of the Fund's outstanding stock). 9,700 of these shares were held with sole voting power including 3,700 held with sole dispositive power. Fiduciary Trust Company International shares voting and dispositive power with respect to 575,000 shares with its client, the United Nations Joint Staff Pension Fund.

     Except as noted above, to the best of the Fund's knowledge, as of April 30, 1995 no other person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met six times during the fiscal year ended October 31, 1994. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Rohm and Dr. Krieger, who attended 67% and 50% of the meetings of the Board of Directors and related committees on which they serve, respectively.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder or of Sociedad General de Negocios y Valores S.A. ("Noninterested Directors") as defined in the 1940 Act, which met once during the Fund's last fiscal year. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on March 2, 1995 to consider and to nominate the nominees as set forth above.

Executive Officers

     In addition to Messrs. Villani and Padegs, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:

                                   Present Office with the Fund;      Year First Became
          Name (Age)          Principal Occupation or Employment (1)    an Officer (2)
          ----------          --------------------------------------    --------------
 Nicholas Bratt (46)          President; Managing Director of                1991
                              Scudder, Stevens & Clark, Inc.

 Paul J. Elmlinger (36)       Vice President and Assistant                   1991
                              Secretary; Principal of Scudder,
                              Stevens & Clark, Inc.

 Edmund B. Games, Jr. (57)    Vice President; Principal of Scudder,          1991
                              Stevens & Clark, Inc.

 Jerard K. Hartman (62)       Vice President; Managing Director of           1991
                              Scudder, Stevens & Clark, Inc.

 David S. Lee (61)            Vice President; Managing Director of           1991
                              Scudder, Stevens & Clark, Inc.

 Luis R. Luis (51)            Vice President; Managing Director of           1991
                              Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (41)       Vice President and Assistant                   1991
                              Treasurer; Principal of Scudder,
                              Stevens & Clark, Inc.

 Kathryn L. Quirk (42)        Vice President and Assistant                   1991
                              Secretary; Managing Director of
                              Scudder, Stevens & Clark, Inc.

 William F. Truscott (34)     Vice President; Principal of Scudder,          1992
                              Stevens & Clark, Inc.; Vice President,
                              Latin American Structured Finance,
                              Capital Markets Group, Chemical Bank
                              (1983-1992).

 Edward J. O'Connell (50)     Treasurer; Principal of Scudder,               1991
                              Stevens & Clark, Inc.

 Thomas F. McDonough (48)     Secretary; Principal of Scudder,               1991
                              Stevens & Clark, Inc.

 Coleen Downs Dinneen (34)    Assistant Secretary; Vice President of         1992
                              Scudder, Stevens & Clark, Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold offices at the pleasure of the Directors.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $64,606, including expenses, during the fiscal year ended October 31, 1994. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings, for which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also Officers, Directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 13), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.


                                              Compensation Table
                                     for the year ended December 31, 1994
 -------------------------------------------------------------------------------------------------------------
               (1)                      (2)                (3)                (4)                (5)
                                                        Pension or         Estimated      Total Compensation
                                     Aggregate     Retirement Benefits  Annual Benefits   From the Fund and
         Name of Person,           Compensation     Accrued As Part of        Upon           Fund Complex
            Position               from the Fund      Fund Expenses        Retirement      Paid to Director
 -------------------------------------------------------------------------------------------------------------
 Ronaldo A. da Frota Nogueira,        $13,750              N/A                N/A              $54,997
 Director                                                                                     (4 funds)

 Dr. Wilson Nolen,                    $14,000              N/A                N/A              $132,023
 Director                                                                                     (15 funds)

 Dr. Susan Kaufman Purcell,           $13,000              N/A                N/A              $37,500
 Director                                                                                     (3 funds)

 Dr. Adalbert Krieger Vasena,         $11,250              N/A                N/A              $11,250
 Director                                                                                      (1 fund)

     The Fund's Board of Directors has established a board of outside, independent advisers (the "Advisory Board") with which Scudder and the Board of Directors consult on economic and political trends and developments affecting Argentina. The Advisory Board currently is composed of five persons selected on the basis of their expertise and accomplishments in Argentine affairs. The Advisory Board possesses no authority or responsibility with respect to the Fund's investments, management or operation and will make no recommendations as to particular investments made or contemplated by the Fund. Each member of the Advisory Board receives from the Fund an annual fee of $7,000. For the fiscal year ended October 31, 1994, Advisory Board fees and expenses amounted to $24,380.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.


    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on May 17, 1995, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending October 31, 1995. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended October 31, 1994 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviewed the financial statements included in the Fund's annual and semiannual reports to stockholders and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Coopers & Lybrand L.L.P.
as independent accountants.


          (3) and (4) APPROVAL OR DISAPPROVAL OF THE CONTINUANCE OF THE INVESTMENT ADVISORY, MANAGEMENT AND ADMINISTRATION AGREEMENT
                          AND THE SUB-ADVISORY CONTRACT

     Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York, acts as investment adviser to and manager and administrator for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated October 10, 1991 (the "Agreement"). Sociedad General de Negocios y Valores S.A. (the "Argentine Adviser") acts as Argentine Adviser to Scudder pursuant to a Sub-Advisory Contract (the "Sub-Advisory Contract") with Scudder dated October 7, 1991. The continuance of the Agreement and the Sub-Advisory Contract was last approved by both the Directors, including a majority of the Noninterested Directors, and by a vote of stockholders on July 26, 1994. At a meeting held on

May  17,  1995,  the  Directors  of  the  Fund,  including  a  majority  of  the
Noninterested   Directors,   recommended  that  the  stockholders   approve  the
continuance of the Agreement and the Sub-Advisory Contract at the Meeting.

     In considering the Agreement and the Sub-Advisory Contract and recommending their approval by the stockholders, the Directors of the Fund, including the Noninterested Directors, considered the best interests of the stockholders of the Fund and in light of their business judgment, took into account all such factors they deemed relevant.

     Such factors included the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to attract and retain capable personnel to serve the Fund; the experience of Scudder in the field of international investing; Scudder's profitability from advising the Fund; the investment record of Scudder in managing the Fund; comparative data as to investment performance, advisory and other fees and expense ratios, particularly fees and expense ratios of funds with foreign investments, including single country funds, advised by Scudder and other investment advisers; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as adviser of the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will furnish high quality services to the Fund; similar factors regarding the Argentine Adviser to the extent applicable; the position of the Argentine Adviser and its parent as a leading firm in Argentina in developing investment research capabilities; information submitted by the Argentine Adviser as to revenues and expenses; and various other factors.

     In reviewing the terms of the Agreement and Sub-Advisory Contract and in discussions with Scudder and the Argentine Adviser concerning such Agreement and Contract, the Noninterested Directors of the Fund have been advised and represented at the Fund's expense by independent counsel, Ropes & Gray. Counsel for the Fund is Willkie Farr & Gallagher.

Required Vote

     Approval of the continuance of the Agreement and the Sub-Advisory Contract requires the affirmative vote of a majority of the Fund's outstanding voting securities which, as used in this proposal, means (1) the holders of more than 50% of the outstanding shares of the Fund or (2) the holders of 67% or more of the shares present if more than 50% of the shares are present at the Meeting in person or by proxy, whichever is less. Because approval of the Agreement and Sub-Advisory Contract by the Directors, including the Noninterested Directors, has been obtained, it is not required that the continuance of the Agreement and Sub-Advisory Contract be submitted to stockholders. Accordingly, if an affirmative vote of stockholders is not obtained, the Agreement and Sub-Advisory Contract will not terminate and will continue in effect for the time being pending consideration by the Directors of such further action as they may deem to be in the best interests of the stockholders of the Fund. Your Fund's Directors recommend that stockholders vote to approve the continuance of the Agreement and the Sub-Advisory Contract.

Investment Advisory, Management and Administration Agreement

     The Agreement continues in effect by its terms from year to year only so long as its continuance is specifically approved at least annually by the vote of a majority of the Noninterested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by the vote of a majority of all the Directors or a majority of the Fund's outstanding voting securities, as defined on page 11. The Agreement may be terminated on 60 days' written notice, without penalty, by the Directors, by the vote of the holders of a majority of the Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment, as defined in the 1940 Act.

     Under the Agreement, Scudder regularly makes investment decisions, makes available research and statistical data and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and the direction and control of the Fund's Board of Directors. Scudder maintains or causes to be maintained for the Fund all books and records required to be maintained under the 1940 Act, as amended, to the extent such books, records and reports and other information are not maintained or furnished by the Fund's custodian or other agents. Scudder also supplies office space in New York and furnishes clerical services in the United States related to research, statistical and investment work. In addition, Scudder pays the reasonable salaries and expenses of the Fund's Officers, and any fees and expenses of the Fund's Directors, who are Directors, Officers or employees of Scudder, except that the Fund bears travel expenses or an appropriate portion thereof of Directors and Officers of the Fund who are Directors, Officers or employees of Scudder to the extent that such expenses relate to attendance at meetings of the Fund's Board of Directors or any committees thereof.

     The Fund pays or causes to be paid all of its other expenses, including among other things: legal expenses; auditing and accounting expenses; taxes and governmental fees; stock exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing services to a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering or underwriting of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; expenses of the Dividend Reinvestment and Cash Purchase Plan (except for brokerage expenses paid by participants in such Plan); costs of stationery; litigation expenses; and costs of stockholders' and other meetings.

     For its services, Scudder receives a monthly fee, payable in U.S. dollars, at an annual rate of 1.30% of the average weekly net assets of the Fund. This fee is higher than management fees paid by most other investment companies, primarily because of the Fund's objective of investing in Argentine securities, the additional time and expenses required of Scudder in pursuing such objective and the need to enable Scudder to compensate the Argentine Adviser for its services. For the fiscal year ended October 31, 1994, the aggregate fee incurred by the Fund for the services of Scudder was $1,486,911, which includes a fee payable to the Argentine Adviser as described herein under "Sub-Advisory Contract."

     Under the Agreement, Scudder is permitted to provide investment advisory services to other clients, and, in providing such services, may use information furnished by others. Conversely, information furnished by others to Scudder in providing services to other clients may be useful to Scudder in providing services to the Fund.

     The Agreement provides that Scudder shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under the Agreement.


Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin#, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard+, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder, and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

     Messrs. Villani, Bratt and Padegs, who are Officers and/or Directors of the Fund, are Managing Directors of Scudder. In addition, the following directors, officers, employees or stockholders of Scudder are Officers of the Fund in the following capacities: Edmund B. Games, Jr., Jerard K. Hartman, David S. Lee, Luis R. Luis and William F. Truscott, Vice Presidents; Kathryn L. Quirk, Vice President and Assistant Secretary; Pamela A. McGrath, Vice President and Assistant Treasurer; Edward J. O'Connell, Treasurer; Paul J. Elmlinger, Vice President and Assistant Secretary; Thomas F. McDonough, Secretary; and Coleen Downs Dinneen, Assistant Secretary. Messrs. Hartman, Lee and Luis and Ms. Quirk are Managing Directors and Messrs. Elmlinger, Games, O'Connell, McDonough and Truscott and Ms. McGrath are Principals of Scudder. Ms. Dinneen is a Vice President of Scudder.

     Scudder or an affiliate manages in excess of $90 billion in assets for individuals, mutual funds and other organizations. The following are other open- or closed-end mutual funds with investment objectives similar to the Fund, for which Scudder provides investment management:
- - --------------------------
*    Two International Place, Boston, Massachusetts
#    345 Park Avenue, New York, New York
+    101 California Street, San Francisco, California
@    Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

                                         Total Net Assets
                                               as of                     Management Compensation
                                          April 30, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Daily Net Assets
                 ----                      -------------            ---------------------------------
 Scudder Greater Europe Growth Fund+       $     28,100       1.00%.

 Scudder International Fund                $  2,310,100       0.90  of  1%;  0.85  of 1% on  net  assets  in
                                                              excess  of  $500  million;  0.80  of 1% on net
                                                              assets in excess of $1 billion;  0.75 of 1% on
                                                              net assets in excess of $2 billion.

 Scudder Latin America Fund                $    547,200       1.25%

 Scudder Pacific Opportunities Fund        $    397,400       1.10%.

 The Japan Fund, Inc.                      $    511,300       0.85  of 1%  of  the  first  $100  million  of
                                                              average  daily  net  assets;  0.75  of  1%  on
                                                              assets  in excess  of $100  million  up to and
                                                              including  $300 million;  0.70 of 1% on assets
                                                              in excess of $300 million up to and  including
                                                              $600  million;  0.65 of 1% on assets in excess
                                                              of  $600  million.   Scudder  pays  The  Nikko
                                                              International  Capital  Management  Co.,  Ltd.
                                                              for investment and research services:  0.15 of
                                                              1% up to $700  million  of  average  daily net
                                                              assets;  0.14 of 1% on  assets  in  excess  of
                                                              $700 million,  payable  monthly  during fiscal
                                                              year  1994;  0.10 of 1% on  average  daily net
                                                              assets, payable during fiscal year 1995.

                                         Total Net Assets
                                               as of                     Management Compensation
                                          April 30, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Weekly Net Assets
                 ----                      -------------            ----------------------------------

 The Brazil Fund, Inc.*++                  $    306,000       1.30%;  1.25% on net  assets in excess of $150
                                                              million;  and 1.20% on net assets in excess of
                                                              $300  million.  Scudder  pays Banco Icatu S.A.
                                                              for investment  and research  services 0.25 of
                                                              1%;  0.15 of 1% on net  assets  in  excess  of
                                                              $150 million;  and 0.05 of 1% on net assets in
                                                              excess of $300 million.

 The First Iberian Fund, Inc.*             $     60,800       1.00%.

 Scudder New Asia Fund, Inc.*              $    132,600       1.25%;  1.15% on net  assets  in excess of $75
                                                              million;  1.10% on net  assets  in  excess  of
                                                              $200 million.

 Scudder New Europe Fund, Inc.*            $    193,400       1.25%;  1.15% on net  assets  in excess of $75
                                                              million;  1.10% on net  assets  in  excess  of
                                                              $200 million.


                                       14

                                         Total Net Assets
                                               as of                     Management Compensation
                                          April 30, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)           Value of Average Monthly Net Assets
                 ----                      -------------           -----------------------------------

 The Korea Fund, Inc.*                     $    608,100       1.15%;  1.10% on net  assets  in excess of $50
                                                              million;  1% on net  assets  in excess of $100
                                                              million;  0.95 of 1% on net  assets  in excess
                                                              of $350  million;  0.90 of 1% on net assets in
                                                              excess of $750  million.  Scudder  pays Daewoo
                                                              Capital  Management  Co., Ltd. for  investment
                                                              and research  services  0.2875 of 1%; 0.275 of
                                                              1% on net  assets in  excess  of $50  million;
                                                              0.25 of 1% on net  assets  in  excess  of $100
                                                              million;  0.2375 of 1% on net assets in excess
                                                              of $350  million;  0.2250 of 1% on net  assets
                                                              in excess of $750 million.

 +   Scudder has agreed to maintain the total annualized expenses of the fund at not more than 1.50% of average daily net assets until February 29, 1996.
 *   These funds are not subject to state imposed expense limitations.
 ++  Banco  Icatu  S.A.  has agreed to waive 50% of the fee it  receives  from  Scudder.  As a result of the waiver,  Scudder  will  waive a portion  of its  investment  management  fee from the fund equal to the amount of the fee waived by Banco Icatu S.A.

     Directors, Officers and employees of Scudder from time to time may have transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Fund relationships.

Sub-Advisory Contract

     Under the Sub-Advisory Contract, the Argentine Adviser has agreed to furnish to Scudder such information, investment recommendations, advice and assistance as Scudder shall from time to time reasonably request. The Argentine Adviser has agreed to maintain within its organization a technical department specialized in the analysis of securities to furnish such services exclusively to Scudder. The Argentine Adviser has agreed to pay the fees and expenses of any Directors or officers of the Fund who are Directors, officers or employees of the Argentine Adviser or any of its affiliates.

     Information from the Argentine Adviser will be evaluated by Scudder's research department and portfolio managers, in light of their own expertise and information from other sources, in making investment decisions for the Fund.

     For its services, the Argentine Adviser receives from Scudder a monthly fee in U.S. dollars, equal to an annualized rate of 0.36% of the average of the values of the net assets of the Fund as of the last business day of each week in the month for which the fee is computed. For the fiscal year ended October 31, 1994 the aggregate fee paid by Scudder to the Argentine Adviser amounted to $411,760.

     Under the Sub-Advisory Contract, the Argentine Adviser will not be liable for any act or omission in the course of, connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the agreement.

     The Sub-Advisory Contract continues in effect by its terms from year to year only so long as its continuance is specifically approved at least annually by the affirmative vote of a majority of the Noninterested Directors, in person at a meeting called for the purpose of voting on such approval, and by a majority vote of either the Fund's Board of Directors or of the Fund's outstanding voting securities. The Sub-Advisory Contract may be terminated at any time without penalty by the Fund on 60 days' written notice, and by the Argentine Adviser, but only after written notice to the Fund and Scudder of not less than 60 days. The Sub-Advisory Contract automatically terminates in the event of termination of the Fund's agreement with Scudder or in the event the Sub-Advisory Contract is assigned, as defined under the 1940 Act.

Argentine Adviser

     The Argentine Adviser, an investment adviser registered under the United States Investment Advisers Act of 1940, was organized in August 1991, and is 99% owned by Banco General de Negocios ("BGN"), an Argentine bank.

     The Directors of the Argentine Adviser are Armando M. Braun, Juan Carlos Iarezza and Julio D. Barroero. The managing directors of BGN are Carlos A. Rohm and Jose E. Rohm. The directors of BGN are Dr. Jose Maria Alvarez de Toledo, Dr. Rudolf W. Hug, Dr. Jose A. Martinez de Hoz, Donald G. McCouch, Dr. Carlos Felix Pando Casado, Hector E. Puppo and Albrecht C. Raedecke. The Argentine stockholders of BGN are the Rohm, Dodero and de Corral family interests, and the non-Argentine stockholders are Credit Suisse, Chemical Bank, Deutsche Sudamerikanische Bank and Banca Nazionale del Lavoro.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a wholly- owned subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

     During the fiscal year ended October 31, 1994, the Fund paid total brokerage commissions of $101,411 of which $21,188 (20.9% of the Fund's total brokerage commissions for the period) was paid to BGN in respect to portfolio transactions for the Fund, which amounted to 9.3% of the aggregate dollar volume of the Fund's portfolio transactions during the year which involved the payment of commissions.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to assist in the proxy solicitation. The cost of their services is estimated at $4,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 25, 1995, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1996 meeting of Stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, not later than January 31, 1996.

By order of the Board of Directors,

Thomas F. McDonough
Secretary


345 Park Avenue
New York, New York 10154

June 6, 1995

PROXY                                                 THE ARGENTINA FUND, INC.                                                 PROXY

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                           Annual Meeting of Stockholders--July 25, 1995

   The  undersigned  hereby  appoints  Edmond D.  Villani,  Wilson  Nolen and Juris  Padegs  and each of them,  the  proxies  of the undersigned, with the power of substitution to each of them, to vote all shares of The Argentina Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders  of The Argentina Fund, Inc. to be held at the offices of Scudder,  Stevens &
Clark,  Inc.,  25th Floor,  345 Park Avenue (at 51st Street),  New York,  New York 10154,  on Tuesday,  July 25, 1995 at 10:15 a.m.,
eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1.   The election of Directors;

          FOR all nominees listed below                                         WITHHOLD  AUTHORITY
          (except as marked to the contrary below)  []                          to vote for all nominees listed below  []

     Nominees: Jose E. Rohm, Ronaldo A. da Frota Nogueira and Dr. Susan Kaufman Purcell

     (INSTRUCTION To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.   Ratification of the selection of Coopers & Lybrand L.L.P. as independent        FOR []     AGAINST []     ABSTAIN []
     accountants;                                                                         (continued on other side)


3.   Approval of the continuance of the Investment Advisory, Management and Ad-      FOR []     AGAINST []     ABSTAIN []
     ministration Agreement between the Fund and Scudder, Stevens & Clark, Inc.;

4.   Approval of the continuance of the Sub-Advisory Contract between Sociedad       FOR []     AGAINST []     ABSTAIN []
     General de Negocios y Valores S.A., and Scudder Stevens & Clark, Inc.;

     The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                                                                Please sign exactly as your name or names appear.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give your full title
                                                                                as such.


                                                                                ____________________________________________________
                                                                                             (Signature of Stockholder)


                                                                                ____________________________________________________
                                                                                         (Signature of joint owner, if any)


                                                                                Date__________________________________________, 1995


                                        PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                                       NO POSTAGE IS REQUIRED
